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                                                                   Exhibit 10.15


                                     [LOGO]
                        THE CARBIDE/GRAPHITE GROUP, INC.

================================================================================
To:                                    | From:
                MICHAEL F. SUPON       |                   WALTER B. FOWLER
                                       |
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                                                            DATE August 11, 1999
                                                                ----------------
 SUBJECT:        TERMINATION, CONFIDENTIALITY  &
                 NON-COMPETITION AGREEMENT

                             PERSONAL & CONFIDENTIAL

               IT WAS AGREED BY THE C/G BOARD OF DIRECTORS THAT YOU WILL BE GRANTED ONE YEAR OF SEVERANCE PAY AND ONE YEAR OF MEDICAL COVERAGE (AS PROVIDED BY THE COMPANY AND CURRENTLY IN EFFECT AT THE TIME OF TERMINATION) IN THE EVENT YOU ARE TERMINATED FROM THE COMPANY FOR A REASON OTHER THAN CAUSE AS DEFINED IN THE ATTACHED SCHEDULE A. PLEASE UNDERSTAND THAT A TRANSFER TO A JOINT VENTURE OR OTHER SUCCESSOR ORGANIZATION WILL NOT CONSTITUTE A TERMINATION FOR PURPOSES OF THIS AGREEMENT IF YOU ARE EMPLOYED BY THE SUCCESSOR ORGANIZATION AND YOUR COMPENSATION PACKAGE WITH THE SUCCESSOR ORGANIZATION IS EQUAL TO OR GREATER THAN YOUR COMPENSATION AT C/G.

               IN ADDITION, WE REQUEST THAT YOU SIGN THE ATTACHED
               "CONFIDENTIALITY, NON-COMPETITION, AND INVENTIONS AGREEMENT" INCLUDED AS SCHEDULE B. THIS AGREEMENT IS AN IMPORTANT PROTECTION FOR THE COMPANY AND IS REFERRED TO IN THE DEFINITION OF "CAUSE" RELATING TO THE TERMINATION AGREEMENT.

               IF YOU ARE IN AGREEMENT WITH THE TERMINATION PROVISIONS, PLEASE SIGN BELOW. ALSO, PLEASE SIGN THE "CONFIDENTIALITY, NON-COMPETITION, AND INVENTIONS AGREEMENT" SEPARATELY AT THE BOTTOM OF SCHEDULE B.


                                                          /s/  WALTER B. FOWLER
               WBF:nlf                                         WALTER B. FOWLER
               ATTACHMENTS


               /s/  MICHAEL F. SUPON
               --------------------------
                    MICHAEL F. SUPON

               DATE: 10/6/99
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                                   SCHEDULE A


                                      CAUSE



For purposes of this Agreement, "CAUSE" shall mean (i) the willful and continued failure by the Executive to perform substantially his duties to the Corporation or its subsidiaries (other than any such failure resulting from his disability) within a reasonable period of time after a written demand for substantial performance is delivered to the Executive by the Chairman, which demand specifically identifies the manner in which the Chairman believes that the Executive has not substantially performed his duties, (ii) embezzlement or theft from the Corporation or any subsidiary or affiliate by the Executive or the commission or perpetration by the Executive of any act involving moral turpitude, or (iii) any material and willful violation by the Executive of his obligations under the "CONFIDENTIALITY, NON-COMPETITION, AND INVENTIONS AGREEMENT" (Schedule B attached).





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                                   SCHEDULE B

           CONFIDENTIALITY, NON-COMPETITION, AND INVENTIONS AGREEMENT


                  1. For a one-year period commencing on the date on which the Executive's employment with the Corporation, or any of its affiliates, terminates for whatever reason (the "Date of Termination"), (i) the Executive shall hold in a fiduciary capacity for the benefit of the Corporation all secret or confidential information, knowledge or data relating to the Corporation or its affiliates, and their respective businesses which shall not be public knowledge (other than information which becomes public as a result of acts of the Executive or his representatives in violation of this Agreement), including without limitation, customer lists, bids, proposals, contracts, matters subject to litigation, technology or financial information of the Corporation or its subsidiaries and other know-how, and (ii) the Executive shall not, without the prior written consent of the Corporation, communicate or divulge any such information, knowledge or data to anyone other than the Corporation and those designated by it in writing.

                  2. For a one-year period commencing on the Date of Termination, the Executive will not, directly or indirectly, (i) own, manage, operate, control or participate in the ownership, management or control of, or be connected as an officer, employee, partner, director, or consultant or otherwise, with, or have any financial interest in (except for (A) ownership as of the date hereof, (B) any ownership in the common stock of the Corporation, or
(C) any ownership or less than 5% of the outstanding equity interest in any entity)



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                                   SCHEDULE B

           CONFIDENTIALITY, NON-COMPETITION, AND INVENTIONS AGREEMENT


(I) the manufacture or marketing of graphite electrodes, (II) the manufacture or marketing of specialty extruded carbon and graphite products, (III) the manufacture or marketing of needle coke, or (IV) the manufacture or marketing of calcium carbide and its direct derivatives, in each case, in any market in which the Corporation or its affiliates conducts or solicits business or (ii) solicit or contact any employee of the Corporation or its affiliates with a view to inducing or encouraging such employee to leave the employ of the Corporation or its affiliates for the purpose of being employed by the Executive, an employer affiliated with the Executive, or any competitor of the Corporation or any affiliate thereof.

                  3. The Executive acknowledges that the provisions of this Schedule B are reasonable and necessary for the protection of the Corporation and that the Corporation will be irrevocably damaged if such provisions are not specifically enforced. Accordingly, the Executive agrees that, in addition to any other relief to which the Corporation may be entitled in the form of actual or punitive damages, the Corporation shall be entitled to seek and obtain injunctive relief from a court of competent jurisdiction (without the posting of a bond therefor) for the purposes of restraining the Executive from any actual or threatened breach of such provisions.


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                                   SCHEDULE B

           CONFIDENTIALITY, NON-COMPETITION, AND INVENTIONS AGREEMENT


                  4. IN CONSIDERATION of my employment by, and/or being retained in the employ of, The Carbide/Graphite Group, Inc., a Delaware corporation (hereinafter called the "Company") during such time as shall be mutually agreeable to the Company and myself, I, for myself, my heirs, executors, administrators and assigns, do hereby agree as follows:


                           (a) I shall promptly grant and assign to the Company
for its sole use and benefit, any and all inventions and improvements together will all letters patent and reissues thereof that may at any time be granted for or upon any such inventions or improvements which I may make or conceive during the period of my employment except such inventions or improvements which I may make or conceive outside of working hours, using no equipment, supplies, facilities or trade secret information of the company and which neither (i) relate to the Company's business or research, nor (ii) results from any work performed by me for the Company.

                           I agree, however, promptly to disclose to the
Company, in confidence, any and all inventions or improvements made or conceived by me, whether solely or jointly with others, during the term of my employment, for the purpose of determining such issues of assignment as may arise concerning said inventions or improvements.


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                                   SCHEDULE B

           CONFIDENTIALITY, NON-COMPETITION, AND INVENTIONS AGREEMENT


                           (b) I shall, without charge but at the expense of the
Company, promptly at all times hereafter, execute and deliver such applications, assignments, descriptions and other instruments as may be necessary or proper in the opinion of the Company to vest the title in the Company to any such inventions, improvements, and patents or reissues thereof, and to enable the Company to obtain and maintain the entire right and title thereto throughout the world.

                           (c) I shall render to the Company at its expense
(including a reasonable payment for the time involved in case I am not then in its employ) all assistance it may require (i) in the prosecution of applications for patents or reissues thereof, (ii) in the prosecution or defense of interferences which may be declared involving any of said applications or patents, and (iii) in litigation in which the Company may be involved, relating to any such patents, inventions, or improvements.

                  5. This Agreement shall supersede any previous confidentiality, non-competition or inventions agreements.


/s/  Margaret R. Griech                     /s/  Michael F. Supon
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        Witness                                  Michael F. Supon

Date: 10/6/99                               Date: 10/6/99
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